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                                                                 EXHIBIT 10.58.1
                                                                 ---------------

The CIT Group/Commercial Services, Inc.
300 South Grand Avenue
Los Angeles, CA 90071
213-513-2400

                              Date:  October 1, 1997

TARRANT APPAREL GROUP
3151 East Washington Blvd.
Los Angeles, CA 90023

Ladies and Gentlemen:

     Reference is made to the Accounts Receivable Financing Agreement (herein the "Agreement") between us dated June 13, 1997.

     Pursuant to mutual understanding and agreement, section 3.1(b) of the Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

     "(b) over-advances, in our sole discretion, with respect to goods invoiced to either Lerner New York, a division of the Limited Corporation or Target Stores, a division of the Dayton Hudson Corporation, which goods have not yet cleared through customs, in an amount up to the aggregate invoice amounts but not to exceed $10,000,000.00 at any time, and, with the amount of any revolving credit advances, not to exceed the Maximum Credit Facility."

     Except as herein specifically provided, the Agreement remains in full force and effect in accordance with its terms, and no other change in the terms or provisions of the Agreement is intended or implied. If you are in agreement with the foregoing, please sign and return to us the enclosed copy of this letter to so indicate.

                                 Very truly yours,

                                 THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                 /s/   Robert Lewin
                                 ---------------------------
                                 Robert Lewin
                                 Vice President

Read and Agreed to:

TARRANT APPAREL GROUP

By:  /s/ Mark B. Kristof
     --------------------------------

Name:  Mark B. Kristof
       ------------------------------

Title: Vice President - Finance & CFO
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A company of
Dai-Ichi Kangyo Bank and
Chemical Banking Corporation